AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

 Twentieth Century Growth o Twentieth Century Select o Twentieth Century Ultra
             Twentieth Century Vista o Twentieth Century Heritage

                        SUPPLEMENT DATED OCTOBER 15, 1997

                         Prospectus dated March 1, 1997

             Investor Class o Institutional Class o Advisor Class

The disclosure set forth below replaces the third sentence of the paragraph under the heading "American Century - Twentieth Century Heritage Fund" on page 2 of each Prospectus:

    "As a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income."

The disclosure set forth below replaces the second and third sentences of the first paragraph under the heading "Select and Heritage" found on page 10 of the Investor and Institutional Class Prospectuses and page 12 of the Advisor Class
Prospectus:

    "Additionally, as a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income. The remaining 20% of the Select fund and 40% of the Heritage fund may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives."

The disclosure set forth in the following paragraph replaces the paragraph under
the  heading  "Portfolio   Lending"  found  on  page  13  of  the  Investor  and
Institutional Class Prospectuses and page 15 of the Advisor Class Prospectus:

    "In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

The disclosure set forth below replaces the first paragraph under the heading "Short Sales" found on page 14 of the Investor and Institutional Class Prospectuses and page 16 of the Advisor Class Prospectus:

    "A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately."

The disclosure set forth in the following paragraph should be inserted as the second paragraph under the heading "American Century Investments" found on page 16 of the Investor and Institutional Class Prospectuses and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 18 of the Advisor Class Prospectus:

    "To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us at the above-referenced telephone number."

The second paragraph under the heading "Investment Management," found on page 26 of the Investor Class Prospectus, page 25 of the Institutional Class Prospectus, and page 23 of the Advisor Class Prospectus, is deleted.

The disclosure set forth below replaces the fifth through twelfth paragraphs under the heading "Investment Management," found on page 26 of the Investor Class Prospectus, page 25 of the Institutional Class Prospectus, and page 23 of the Advisor Class Prospectus:

    "JAMES E. STOWERS III, President and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages Ultra.

    GLENN A. FOGLE, Vice President and Portfolio Manager, joined American Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista.

    C. KIM GOODWIN, Vice President and Portfolio Manager, joined American Century in October 1997. Prior to joining American Century, Ms. Goodwin served as Senior Vice President and Portfolio Manager at Putnam Investments from May 1996 to September 1997and Vice President and Portfolio Manager at Prudential Investments from February 1993 to April 1996. Prior to that, she served as an Assistant Vice President and Portfolio Manger at Mellon Bank Corporation. She is a member of the team that manages Growth.

    JEAN C. LEDFORD, Vice President and Portfolio Manager, joined American Century in January 1997 as a Portfolio Manager. Prior to joining American Century, Ms. Ledford worked for the State of Wisconsin Investment Board as an Investment Director from 1994 to 1996 and as an Assistant Investment Director from 1983 to 1994. Ms. Ledford is a member of the team that manages Select.

    NANCY B. PRIAL, Vice President and Portfolio Manager, joined American Century in February 1994 as a Portfolio Manager. For more than four years prior to joining American Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts. She is a member of the team that manages Heritage.

    KEVIN M. LEWIS, Portfolio Manager, joined American Century in October 1995. Prior to that he served as a Portfolio Manager for Virtus Capital Management, Richmond, Virginia, from January 1995 to October 1995. Prior to that, he was a Portfolio Manager for Signet Trust Company, Richmond, Virginia. Mr. Lewis is a member of the team that manages Growth.

    JOHN D. SEITZER, Portfolio Manager, joined American Century in June 1993 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Seitzer attended Indiana University from August 1991 to June 1993, where he obtained his MBA degree. Mr. Seitzer is a member of the team that manages Vista.

    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended
Michigan State University where he obtained his MBA degree. Mr. Sykora is a member of the team that manages Growth.

    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. Prior to that he served as a Research Analyst for Frontier Capital Management Company, Boston, Massachusetts. Mr. Wimberly is a member of the team that manages Ultra."


P.O. Box 419200                    [american century logo]
Kansas City, Missouri                American Century(sm)
64141-6200
1-800-345-2021 or 816-531-5575

SH-SPL-10175   9710